                               POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint Michael Wilson and
      Sam Rosenberg as attorney- in-fact for and in the name of the undersigned, to:

          1.      Execute for and on behalf of the undersigned any (a) Form
      3, Form 4 and Form 5 (including amendments thereto) in accordance with
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the
      "Exchange Act"), (b) Form 144 (including amendments thereto), (c) Schedule
      13D and Schedule 13G (including amendments thereto) in accordance with
      Sections 13(d) and 13(g) of the Exchange Act, and (d) any Joint Filing
      Agreement with respect to the foregoing, but only to the extent each form or schedule relates to the undersigned's beneficial ownership of securities of P3 Health Partners Inc. or any of its subsidiaries;

          2.      Do and perform any and all acts for and on behalf of
       the undersigned that may be necessary or desirable to complete and execute any Form 3, Form 4, Form 5, Form 144, Schedule 13D or Schedule
       13G (including amendments thereto), or Joint Filing Agreement and timely file the forms or schedules with the Securities and Exchange Commission and any stock exchange or quotation system, self-regulatory association or any other authority, and provide a copy as required by law or advisable to such persons as the attorney-in-fact deems appropriate; and

          3.      Take any other action in connection with the foregoing
       that, in the opinion of the attorney-in-fact, may be of benefit to, in the best interest of or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in the form and shall contain the terms and conditions as the attorney-in- fact may approve in the attorney-in-fact's discretion.

          The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform all and every act requisite, necessary or proper to be done in the exercise of any of the rights and powers granted herein, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers granted herein. The undersigned acknowledges that the attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's
       responsibilities to comply with Section 16 of the Exchange Act.

          The undersigned agrees that the attorney-in-fact may rely entirely on information furnished orally or in writing by or at the direction of the undersigned to the attorney-in-fact.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form 3, Form 4, Form 5,
       Form 144, Schedule 13D and Schedule 13G (including amendments thereto)
       with respect to the undersigned's holdings of and transactions in securities issued by P3 Health Partners Inc., unless earlier revoked by the undersigned in a signed writing delivered to the attorney-in-fact.
       This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

          IN WITNESS WHEREOF, the undersigned has caused this Power of
       Attorney to be executed as of this 13th day of December, 2021.

                                    CHICAGO PACIFIC FOUNDERS UGP, LLC

                                    By:    /s/ Michael Wilson
                                    Name:  Michael Wilson
                                    Title: Chief Financial Officer and
                                           Chief  Compliance Officer

                                    CHICAGO PACIFIC FOUNDERS GP, L.P.

                                    By:    /s/ Michael Wilson
                                    Name:  Michael Wilson
                                    Title: Chief Financial Officer and
                                           Chief  Compliance Officer

                                    CHICAGO PACIFIC FOUNDERS FUND, L.P.

                                    By:    /s/ Michael Wilson
                                    Name:  Michael Wilson
                                    Title: Chief Financial Officer and
                                           Chief  Compliance Officer

                                    CHICAGO PACIFIC FOUNDERS FUND-A, L.P.

                                    By:    /s/ Michael Wilson
                                    Name:  Michael Wilson
                                    Title: Chief Financial Officer and
                                           Chief  Compliance Officer

                                    CHICAGO PACIFIC FOUNDERS FUND-B, L.P.

                                    By:    /s/ Michael Wilson
                                    Name:  Michael Wilson
                                    Title: Chief Financial Officer and
                                           Chief  Compliance Officer